UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2026

FREEDOM HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

40 Wall Street, 58th Floor, New York, NY
(Address of principal executive offices)

10005
(Zip code)

(212) 980 4400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FRHC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

On July 10, 2026, Freedom Holding Corp. (the "Company") completed an offering and sale (the "Offering") of 2,374,356 shares of its common stock, par value of $0.001 per share (the "Securities"), for an aggregate offering price of nearly US$300 million. The Securities were offered and sold pursuant to Regulation S ("Regulation S") of the Securities Act of 1933 (the "Securities Act"). The Offering was made only to non-U.S. persons in offshore transactions outside the United States, no directed selling efforts were made in the United States, and the Offering otherwise was made in accordance with the requirements of Regulation S, including the provisions applicable to a Category 3 offering under Regulation S.

The Company paid no underwriting discounts or commissions in connection with the Offering, but the aggregate fee to be paid to the Company's affiliate placement agent Freedom Finance Global PLC shall equal to 1% of the aggregate Offering price and which shall not exceed US$3,000,000.

This announcement is not and does not form part of any offer or solicitation to purchase or subscribe for Securities in the United States. The Securities offered in the Offering will not be or have not been registered under the Securities Act and may not be offered or sold in the United States or to U.S. persons (other than distributors) absent registration or an applicable exemption from the registration requirements of the Securities Act. Hedging transactions involving the Securities may not be conducted unless in compliance with the Securities Act.

Item 7.01 Regulation FD Disclosure

On July 10, 2026, the Company issued a press release announcing the results of the Offering, a copy of which is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Exhibit 99.1 is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated July 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM HOLDING CORP.

Date: July 10, 2026	By:	/s/ Assel Mussina
Assel Mussina
Corporate Secretary

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